EXHIBIT 99.1

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 3rd day of March 2014.

KCG HOLDINGS, INC.

By:	/s/ DANIEL COLEMAN
Daniel Coleman
Chief Executive Officer

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Daniel Coleman and Steven Bisgay, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Exchange Act of 1934 and any rules, regulations and requirements of the U.S. Securities and Exchange Commission in connection with this Annual Report on Form 10-K and any and all amendments hereto, as fully for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report on Form 10-K has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ DANIEL COLEMAN	Chief Executive Officer	March 3, 2014
Daniel Coleman	(Principal Executive Officer)

/s/ STEVEN BISGAY	Chief Financial Officer	March 3, 2014
Steven Bisgay	(Principal Financial and Accounting Officer)

/s/ CHARLES E. HALDEMAN, JR.	Non-Executive Chairman of the Board	March 3, 2014
Charles E. Haldeman, Jr.

/s/ RENE KERN	Director	March 3, 2014
Rene Kern

/s/ JAMES T. MILDE	Director	March 3, 2014
James T. Milde

/s/ JOHN C. MORRIS	Director	March 3, 2014
John C. Morris

/s/ DANIEL F. SCHMITT	Director	March 3, 2014
Daniel F. Schmitt

/s/ STEPHEN SCHULER	Director	March 3, 2014
Stephen Schuler

/s/ LAURIE M. SHAHON	Director	March 3, 2014
Laurie M. Shahon

/s/ DANIEL TIERNEY	Director	March 3, 2014
Daniel Tierney